As filed with the Securities and Exchange Commission on March 23, 2012

Registration No. 333-167111

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________________________

POST EFFECTIVE AMENDMENT NO. 1
TO FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

_________________________________

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

_________________________________

See Table of Additional Co-Registrants Included in this Registration Statement
__________________________________

Delaware	3714	61-1109077
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
7140 Office Circle Evansville, Indiana 47715 (812) 962-5000
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Stephen A. Martin, Esq. Senior Vice President / General Counsel Accuride Corporation 7140 Office Circle Evansville, Indiana 47715 (812) 962-5000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
with copies to: Christopher D. Lueking, Esq. Latham & Watkins LLP 233 South Wacker Drive, Suite 5800 Chicago, Illinois 60606 (312) 876-7700

Approximate date of commencement of proposed sale to the public:  Not applicable.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerate filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐ Accelerated filer ☒ Non-accelerated filer ☐ Smaller reporting company ☐
(Do not check if a smaller reporting company)

Table of Additional Co-Registrants

Exact Name as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
Accuride Cuyahoga Falls, Inc.	Delaware	39-1949556
Accuride Distributing, LLC	Delaware	26-2493124
Accuride EMI, LLC	Delaware	N/A
Accuride Erie L.P.	Delaware	76-0534862
Accuride Henderson Limited Liability Company	Delaware	61-1318596
AOT Inc.	Delaware	34-1683088
AKW General Partner L.L.C.	Delaware	76-0534861
Bostrom Holdings, Inc.	Delaware	36-4129282
Bostrom Seating, Inc.	Delaware	39-1507179
Bostrom Specialty Seating, Inc.	Delaware	36-4264182
Brillion Iron Works, Inc.	Delaware	39-1506942
Erie Land Holding, Inc.	Delaware	20-2218018
Fabco Automotive Corporation*	Delaware	13-3369802
Gunite Corporation	Delaware	13-3369803
Imperial Group Holding Corp. – 1	Delaware	36-4284007
Imperial Group Holding Corp. – 2	Delaware	36-4284009
Imperial Group, L.P.	Delaware	36-4284012
JAII Management Company	Delaware	N/A
Transportation Technologies Industries, Inc.	Delaware	25-3535407
Truck Components Inc.	Delaware	36-3535407

* Entity divested in a stock sale subsequent to effective date of Registration Statement

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment No. 1 to our Registration Statement on Form S-1, initially filed May 26, 2010 (Registration No. 333-167111) (as amended, the “Registration Statement”), deregisters the securities remaining unsold under the Registration Statement. The offering contemplated by the Registration Statement has terminated by virtue of the expiration of our contractual obligations to maintain the effectiveness of the Registration Statement. Pursuant to the undertaking contained in the Registration Statement, we are filing this Post-Effective Amendment No. 1 to deregister, as of the effective date of this Post-Effective Amendment No. 1, all securities remaining unsold under the Registration Statement.  We  previously filed an amendment on  Form S-1/A on March 13, 2012 to effect the deregistration of the securities described above. This Post-Effective Amendment No. 1 is being filed on Form POS AM to correct that filing error.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Accuride Corporation has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Evansville, State of Indiana, on March 23, 2012.

ACCURIDE CORPORATION

By:          /s/ Richard F. Dauch
   Richard F. Dauch
President and Chief Executive Officer

POWER OF ATTORNEY

                   We, the undersigned directors and officers of Accuride Corporation, where applicable, do hereby constitute and appoint Richard F. Dauch, Gregory A. Risch and Stephen A. Martin, and each and any of them, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our names and our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our name in the capacities indicated below, which said attorneys and agents, or any of them, may deem necessary or advisable to enable Accuride Corporation to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this registration statement or any registration statement for this offering of securities that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, including specifically, but without limitation, any and all amendments (including post-effective amendments) hereto, and we hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 has been signed on March 23, 2012 by the following persons in the capacities indicated.

/s/ Richard F. Dauch	President and Chief Executive Officer (Principal Executive Officer) and Director
Richard F. Dauch

/s/ Gregory A. Risch	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Gregory A. Risch

/s/ Keith E. Busse	Director
Keith E. Busse

/s/ Benjamin C. Duster IV	Director
Benjamin C. Duster IV, Esq.

/s/ Lewis M. Kling	Director
Lewis M. Kling

*	Director (Chairman)
William M. Lasky

*	Director
Stephen S. Ledoux

*	Director
John W. Risner

* /s/ Stephen A. Martin
Stephen A. Martin, as Attorney-in-Fact

Group 1 Co-Registrants

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Evansville, State of Indiana, on March 23, 2012.

ACCURIDE CUYAHOGA FALLS, INC.
AOT INC.
BOSTROM HOLDINGS, INC.
BOSTROM SEATING, INC.
BOSTROM SPECIALTY SEATING, INC.
BRILLION IRON WORKS, INC.
ERIE LAND HOLDING, INC.
GUNITE CORPORATION
IMPERIAL GROUP HOLDING CORP. – 1
IMPERIAL GROUP HOLDING CORP. – 2
JAII MANAGEMENT COMPANY
TRANSPORTATION TECHNOLOGIES INDUSTRIES, INC.
TRUCK COMPONENTS INC.

By:	/s/ Gregory A. Risch
Name: Gregory A. Risch
Title: Vice President

POWER OF ATTORNEY

                   We, the undersigned directors and officers of the Group 1 Co-Registrants, do hereby constitute and appoint Richard F. Dauch, Gregory A. Risch and Stephen A. Martin, and each and any of them, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our names and our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our name in the capacities indicated below, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Group 1 Co-Registrants to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this registration statement or any registration statement for this offering of securities that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, including specifically, but without limitation, any and all amendments (including post-effective amendments) hereto, and we hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

                   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 has been signed on March 23, 2012 by the following persons in the capacities indicated.

/s/ Richard F. Dauch	President (Principal Executive Officer) and Director
Richard F. Dauch

/s/ Gregory A. Risch	Vice President (Principal Financial Officer and Principal Accounting Officer) and Director
Gregory A. Risch

Group 2 Co-Registrants

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Evansville, State of Indiana, on March 23, 2012.

ACCURIDE HENDERSON LIMITED LIABILITY COMPANY
AKW GENERAL PARTNER L.L.C.

By:	Accuride Corporation,
as Sole Member

By:	/s/ Gregory A. Risch
Name: Gregory A. Risch
Title: Vice President / Chief Financial Officer

POWER OF ATTORNEY

                   We, the undersigned directors and officers of Accuride Corporation, where applicable, do hereby constitute and appoint Richard F. Dauch, Gregory A. Risch and Stephen A. Martin, and each and any of them, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our names and our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our name in the capacities indicated below, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Group 2 Co-Registrants to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this registration statement or any registration statement for this offering of securities that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, including specifically, but without limitation, any and all amendments (including post-effective amendments) hereto, and we hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

                   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 has been signed on March 23, 2012 by the following persons in the capacities indicated.

/s/ Richard F. Dauch	President and Chief Executive Officer (Principal Executive Officer) and Director
Richard F. Dauch

/s/ Gregory A. Risch	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) and Director
Gregory A. Risch

/s/ Keith E. Busse	Director
Keith E. Busse

/s/ Benjamin C. Duster IV	Director
Benjamin C. Duster IV, Esq.

/s/ Lewis M. Kling	Director
Lewis M. Kling

*	Director (Chairman)
William M. Lasky

*	Director
Stephen S. Ledoux

*	Director
John W. Risner

* /s/ Stephen A. Martin
Stephen A. Martin, as Attorney-in-Fact

Group 3 Co-Registrants

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Evansville, State of Indiana, on March 23, 2012.

ACCURIDE ERIE L.P.

By:	AKW General Partner L.L.C.,
as General Partner

By:	Accuride Corporation,
as Sole Member

By:	/s/ Gregory A. Risch
Name: Gregory A. Risch
Title: Vice President / Chief Financial Officer

POWER OF ATTORNEY

                   We, the undersigned directors and officers of Accuride Corporation, where applicable, do hereby constitute and appoint Richard F. Dauch, Gregory A. Risch and Stephen A. Martin, and each and any of them, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our names and our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our name in the capacities indicated below, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Group 3 Co-Registrants to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this registration statement or any registration statement for this offering of securities that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, including specifically, but without limitation, any and all amendments (including post-effective amendments) hereto, and we hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

                   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 has been signed on March 23, 2012 by the following persons in the capacities indicated.

/s/ Richard F. Dauch	President and Chief Executive Officer (Principal Executive Officer) and Director
Richard F. Dauch

/s/ Gregory A. Risch	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) and Director
Gregory A. Risch

/s/ Keith E. Busse	Director
Keith E. Busse

/s/ Benjamin C. Duster IV	Director
Benjamin C. Duster IV, Esq.
/s/ Lewis M. Kling	Director
Lewis M. Kling

*	Director (Chairman)
William M. Lasky

*	Director
Stephen S. Ledoux

*	Director
John W. Risner

* /s/ Stephen A. Martin
Stephen A. Martin, as Attorney-in-Fact

Group 4 Co-Registrants

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Evansville, State of Indiana, on March 23, 2012.

ACCURIDE DISTRIBUTING, LLC
ACCURIDE EMI, LLC

By:	/s/ Richard F. Dauch
Name: Richard F. Dauch
Title: Manager

By:	/s/ Gregory A. Risch
Name: Gregory A. Risch
Title: Manager

POWER OF ATTORNEY

                   We, the undersigned directors and officers of the Group 4 Co-Registrants, do hereby constitute and appoint Richard F. Dauch, Gregory A. Risch and Stephen A. Martin, and each and any of them, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our names and our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our name in the capacities indicated below, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Group 4 Co-Registrants to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this registration statement or any registration statement for this offering of securities that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, including specifically, but without limitation, any and all amendments (including post-effective amendments) hereto, and we hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

                   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 has been signed on March 23, 2012 by the following persons in the capacities indicated.

/s/ Richard F. Dauch	President (Principal Executive Officer) and Manager
Richard F. Dauch

/s/ Gregory A. Risch	Vice President (Principal Financial Officer and Principal Accounting Officer) and Manager
Gregory A. Risch

Group 5 Co-Registrants

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Evansville, State of Indiana, on March 23, 2012.

IMPERIAL GROUP, L.P.

By:	Imperial Group Holding Corp. - 1,
Its General Partner

By:	/s/ Gregory A. Risch
Name: Gregory A. Risch
Title: Vice President

POWER OF ATTORNEY

                   We, the undersigned directors and officers of Imperial Group Holding Corp. - 1, do hereby constitute and appoint Richard F. Dauch, Gregory A. Risch and Stephen A. Martin, and each and any of them, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our names and our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our name in the capacities indicated below, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Group 5 Co-Registrants to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this registration statement or any registration statement for this offering of securities that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, including specifically, but without limitation, any and all amendments (including post-effective amendments) hereto, and we hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

                   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 has been signed on March 23, 2012 by the following persons in the capacities indicated.

/s/ Richard F. Dauch	President (Principal Executive Officer) and Director
Richard F. Dauch

/s/ Gregory A. Risch	Vice President (Principal Financial Officer and Principal Accounting Officer) and Director
Gregory A. Risch